As filed with the Securities and Exchange Commission on March 1, 2004

------------------------------------------------------------------------------
==============================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08043


          -----------------------------------------------------------


                              THE BERKSHIRE FUNDS
              (Exact name of registrant as specified in charter)

                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
               (Address of principal executive offices)(Zip code)


          -----------------------------------------------------------


                              MALCOLM R. FOBES III
                              The Berkshire Funds
                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Name and address of agent for service)


                                1-408-526-0707
              Registrant's telephone number, including area code


          -----------------------------------------------------------


Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS





                             [GRAPHIC OMITTED]



                            THE BERKSHIRE FUNDS

                             2003 Annual Report

This report is provided for the general information of Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

Funds distributed by Rafferty Capital Markets, LLC.



Cover: "Backlit diagram of an integrated circuit"

                                      *
                       -------------------------------
                     FUND OVERVIEW - BERKSHIRE FOCUS FUND
                               December 31, 2003


The Fund normally concentrates its investments in a core group of 20-30 common stocks selected for their long-term growth potential.


PERFORMANCE COMPARISON (Average annual total returns as of 12/31/03)
-------------------------------------------------------------------

                                 1 Year      3 Year      5 Year    Since Inception(1)

BERKSHIRE FOCUS FUND             66.93%     -42.50%     -17.26%      -5.53%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average     28.29%       1.02%       4.56%       6.82%
S&P 500(R) Index                 28.68%      -4.04%      -0.57%       5.10%
NASDAQ Composite Index           50.77%      -6.35%      -1.45%       5.56%
--------------------------------------------------------------------------------------


NET ASSETS
------------------------------------------
12/31/03                      $36.7 Million


NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share            $6.36


TOP TEN HOLDINGS(2)
------------------------------------------
Analog Devices, Inc.                 4.04%
Texas Instruments, Inc.              3.93%
Applied Materials, Inc.              3.91%
Cypress Semiconductor Corp.          3.87%
PMC-Sierra, Inc.                     3.84%
Juniper Networks, Inc.               3.83%
National Semiconductor Corp.         3.41%
Linear Technology Corp.              3.37%
Broadcom Corp., (Class A)            3.36%
Lam Research Corp.                   3.35%


GROWTH OF $10,000(3)
---------------------------------------------
BERKSHIRE FOCUS FUND vs. THE S&P 500(R) INDEX

[GRAPHIC OMITTED]

              S&P 500(R)    BERKSHIRE FOCUS
                INDEX             FUND
MONTH         $ AMOUNT         $ AMOUNT
------        ---------      -------------
JUN-97        $ 10,000         $ 10,000
JUL-97          10,795           10,000
AUG-97          10,191            9,950
SEP-97          10,748           10,050
OCT-97          10,390            9,500
NOV-97          10,870            9,510
DEC-97          11,057            8,738
JAN-98          11,179            9,699
FEB-98          11,985           10,174
MAR-98          12,598           10,174
APR-98          12,725           10,346
MAY-98          12,506           10,043
JUN-98          13,014           11,539
JUL-98          12,876           11,560
AUG-98          11,017            9,314
SEP-98          11,722           11,287
OCT-98          12,675           11,620
NOV-98          13,443           14,078
DEC-98          14,217           17,822
JAN-99          14,811           20,835
FEB-99          14,351           19,177
MAR-99          14,925           22,776
APR-99          15,503           23,740
MAY-99          15,138           20,976
JUN-99          15,977           23,036
JUL-99          15,479           21,735
AUG-99          15,402           24,001
SEP-99          14,980           24,749
OCT-99          15,928           26,884
NOV-99          16,252           31,405
DEC-99          17,208           43,289
JAN-00          16,344           44,376
FEB-00          16,035           62,228
MAR-00          17,602           60,272
APR-00          17,073           53,253
MAY-00          16,723           45,712
JUN-00          17,135           56,317
JUL-00          16,867           57,013
AUG-00          17,914           71,627
SEP-00          16,969           67,248
OCT-00          16,897           56,719
NOV-00          15,566           36,118
DEC-00          15,642           36,346
JAN-01          16,197           36,813
FEB-01          14,721           19,841
MAR-01          13,789           13,973
APR-01          14,859           19,624
MAY-01          14,959           17,418
JUN-01          14,595           16,440
JUL-01          14,451           13,397
AUG-01          13,548           10,257
SEP-01          12,454            6,498
OCT-01          12,691            8,845
NOV-01          13,665           10,518
DEC-01          13,785           10,116
JAN-02          13,583           10,464
FEB-02          13,321            8,171
MAR-02          13,822            9,649
APR-02          12,984            8,258
MAY-02          12,888            7,389
JUN-02          11,971            5,911
JUL-02          11,039            5,139
AUG-02          11,111            4,564
SEP-02           9,905            3,455
OCT-02          10,776            4,194
NOV-02          11,409            5,400
DEC-02          10,738            4,140
JAN-03          10,457            4,183
FEB-03          10,300            4,281
MAR-03          10,400            4,183
APR-03          11,257            4,857
MAY-03          11,850            5,791
JUN-03          12,002            5,552
JUL-03          12,212            5,672
AUG-03          12,450            6,509
SEP-03          12,318            5,878
OCT-03          13,015            6,943
NOV-03          13,129            7,280
DEC-03          13,818            6,911


SECTOR ALLOCATION(4)
------------------------------------------
Semiconductors                      50.37%
Semiconductor Capital Equipment     20.57%
Networking & Telecom Equipment      15.07%
Storage Devices                      7.80%
Internet Software & Services         3.00%
Fiber Optic Components               2.64%


(1) The Fund's inception date was July 1, 1997.

(2) Stated as a percentage of total net assets as of 12/31/03. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

(3) This chart assumes an initial investment of $10,000 made on July 1, 1997 (inception). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4) Stated as a percentage of total net assets as of 12/31/03. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

    This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

[PHOTO]

Dear Fellow Shareholders,

During the twelve month period ended December 31, 2003, the Berkshire Focus Fund posted a total return of 66.93%. For comparative purposes, the Dow Jones Industrial Average gained 28.29%, the S&P 500 Index increased 28.68%, and the Nasdaq Composite Index advanced 50.77% over the same period. Please see the accompanying financial statements for the Fund's longer-term performance. As always, all return data includes reinvested dividends but does not reflect the impact of taxes.

YEAR IN REVIEW

After three consecutive years of backbreaking declines, calendar year 2003 will go down in history as the stock market's first up year of the new millennium. The seemingly endless stream of psychological shocks to the economy - the bursting of the technology bubble, terrorist attacks of 9/11, corporate governance scandals and the war with Iraq - finally succumbed to a virtuous cycle of recovery thanks to the one-two punch of sizeable federal tax cuts and massive liquidity injections by the Federal Reserve.

The first quarter of 2003 got off to a rocky start however, as uncertainty surrounding the potential war with Iraq and the lingering effects from the outbreak of SARS overshadowed the economy for much of the period. Not surprisingly, stocks reacted by falling nearly across the board and investor sentiment soured significantly - further contributing to a broad decline in the markets. Consequently, as the quarter came to a close, stocks failed to gain any traction and all three major stock market indices finished the period modestly lower.

The market indices hit a trough and never looked back after the hostilities in Iraq began in mid-March. When the major fighting in Iraq abated, the economy and the markets rebounded sharply. By the end of the second quarter, real GDP had increased at an annual rate of 3.2%. Against this backdrop, the stock market - led by technology stocks - staged a powerful rally that quickly regained much of the ground lost in the months immediately preceding the war. As the year progressed, the economic outlook continued to improve - most notably with real GDP growing at an annualized rate of 8.2% in the third quarter. This clearly had a positive impact on the equity markets with all three major stock market indices ringing up double-digit returns. During the final quarter of 2003, the momentum only continued with stocks adding upon their already impressive year-to-date gains. By year-end, the stock markets had turned in one of their strongest performances in nearly a decade.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

FOCUS FUND DISCUSSION

We are pleased to report the Focus Fund enjoyed a year of exceptional performance. We met our goal of delivering superior returns to our shareholders by posting a gain of 66.93%, significantly outperforming all of our equity market benchmarks. Naturally, we are enthusiastic about our recent returns after enduring three exceedingly difficult years. We feel it is prudent however, to remind our shareholders that such strong results are unsustainable - especially since we feel most of the low-hanging fruit has already been picked in terms of stock performance. Nevertheless, 2003 was certainly a year that we will never forget and we hope that you enjoyed the rewards for your patience as a long-term investor in the Fund.

Turning to the portfolio, this was a good year for the Focus Fund not only in terms of absolute and relative performance, but also in terms of breadth. Every segment within the technology sector was a contributor to the Fund's strong results. That said, the most important theme of the Fund for 2003 was overweighting our investments in companies having the most earnings leverage and price sensitivity to an improvement in economic conditions. Using this criteria as our guide, Semiconductors were the Fund's most heavily-weighted sector throughout the period. Applied Micro Circuits (AMCC), Broadcom (BRCM), Marvell Technology (MRVL), PMC-Sierra (PMCS) and Vitesse Semiconductor (VTSS) all posted outsized gains in anticipation of pickup in demand for high-performance chipsets to the networking industry. Meanwhile, our investments in analog semiconductor companies - Analog Devices (ADI), Intersil
(ISIL), Linear Technology (LLTC), Maxim Integrated (MXIM) and National Semiconductor (NSM) - turned in decidedly strong performances as a result of much improved underlying fundamentals. Also giving a boost to our relative outperformance were our investments in the Semiconductor Capital Equipment sector. Within this segment Applied Materials (AMAT), ASML Holdings (ASML), KLA-Tencor (KLAC), Kulicke & Soffa (KLIC), Lam Research (LRCX) and Novellus Systems (NVLS) all strengthened on anticipation of stronger-than-expected operating leverage. The Fund's biggest percentage gainers in 2003 were concentrated in the Networking Equipment sector - this included Cisco Systems
(CSCO),  Foundry  Networks (FDRY), Juniper Networks (JNPR) and Nortel Networks
(NT). The Storage Device sector also posted solid results led by EMC (EMC), Network Appliance (NTAP) and Qlogic (QLGC). Finally, rounding out the Fund's portfolio were the Fiber Optic Component and Internet Software & Services sectors, represented by JDS Uniphase (JDSU) and Yahoo! (YHOO), respectively.

Looking ahead, we remain confident that over the next several years the technology sector will be the leading driver of economic growth. As a result, we believe our investors will continue to be rewarded for their commitment to a long-term investment strategy. As always, we appreciate your confidence in our abilities and thank you for your investment in the Berkshire Funds.

/s/ Malcolm R. Fobes III

Malcolm R. Fobes III
Chairman & Chief Executive Officer

                                      *
------------------------------------------------------------------------------

                         AUDITED FINANCIAL STATEMENTS
                                  12/31/2003

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                              December 31, 2003


 Shares                                                         Value

            COMMON STOCKS - 99.45%                       $ 36,454,404
            ---------------------------------------------------------
            (Cost $32,128,745)

            FIBER OPTIC COMPONENTS - 2.64%                    966,238
            ---------------------------------------------------------
265,450     JDS Uniphase Corp.*                               966,238

            INTERNET SOFTWARE & SERVICES - 3.00%            1,097,831
            ---------------------------------------------------------
 24,380     Yahoo! Inc.*                                    1,097,831

            NETWORKING & TELECOM  EQUIPMENT - 15.07%        5,524,507
            ---------------------------------------------------------
 78,200     Avaya, Inc.*                                    1,011,908
 49,100     Cisco Systems, Inc.*                            1,189,693
 36,875     Foundry Networks, Inc.*                         1,007,794
 75,125     Juniper Networks, Inc.*                         1,403,335
215,550     Nortel Networks Corp.*                            911,777

            SEMICONDUCTORS - 50.37%                        18,464,457
            ---------------------------------------------------------
 56,350     Amkor Technology, Inc.*                         1,022,189
 32,480     Analog Devices, Inc.                            1,482,712
127,025     Applied Micro Circuits Corp.*                     758,339
168,450     Atmel Corp.*                                    1,012,384
 36,250     Broadcom Corp., (Class A)*                      1,233,225
 66,350     Cypress Semiconductor Corp.*                    1,417,236
 34,545     Intersil Corp., (Class A)                         858,443
 29,335     Linear Technology Corp.                         1,234,123
 24,915     Marvell Technology Group Ltd.*                    945,026
 22,510     Maxim Integrated Products, Inc.                 1,116,046
 40,325     Micron Technology, Inc.*                          543,178
 31,755     National Semiconductor Corp.*                   1,251,465
 70,000     PMC-Sierra, Inc.*                               1,407,000
 97,230     RF Micro Devices, Inc.*                           978,134
 49,035     Texas Instruments, Inc.                         1,440,648
144,050     TriQuint Semiconductor, Inc.*                   1,018,434
127,500     Vitesse Semiconductor Corp.*                      745,875

            SEMICONDUCTOR CAPITAL EQUIPMENT - 20.57%        7,541,556
            ---------------------------------------------------------
 63,920     Applied Materials, Inc.*                        1,434,365
 55,375     ASML Holding N.V.*                              1,110,269
  8,800     KLA-Tencor Corp.*                                 515,152
 76,200     Kulicke & Soffa Industries, Inc.*               1,095,756
 37,975     Lam Research Corp.*                             1,226,592
 25,710     Novellus Systems, Inc.*                         1,081,105
 42,370     Teradyne, Inc.*                                 1,078,317

            STORAGE DEVICES - 7.80%                         2,859,815
            ---------------------------------------------------------
 74,275     EMC Corp.*                                        959,633
 47,550     Network Appliance, Inc.*                          971,922
 18,000     QLogic Corp.*                                     928,260


            TOTAL INVESTMENT SECURITIES - 99.45%           36,454,404
            ---------------------------------------------------------
            (Cost $32,128,745)

            OTHER ASSETS IN EXCESS OF LIABILITIES - 0.55%     202,410
            ---------------------------------------------------------

            NET ASSETS - 100.00%                         $ 36,656,814
            ---------------------------------------------------------
            Equivalent to $6.36 per share


           *Non-income producing

           (See accompanying notes to financial statements)

                                      *
                       -------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2003

                                                            BERKSHIRE
                                                           FOCUS FUND
ASSETS
---------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $  32,128,745
                                                        =============
    At market value                                     $  36,454,404
Receivable for capital shares sold                             58,517
Receivable for securities sold                              1,007,464
Interest receivable                                                 4
                                                        -------------
    TOTAL ASSETS                                           37,520,389
                                                        -------------


LIABILITIES
---------------------------------------------------------------------
Payable for capital shares redeemed                            96,481
Payable for securities purchased                              646,695
Payable to affiliates (Note 4)                                 63,422
Payable to custodian                                           56,182
Accrued expenses                                                  795
                                                        -------------
    TOTAL LIABILITIES                                         863,575
                                                        -------------


NET ASSETS                                              $  36,656,814
=====================================================================


Net assets consist of:
Paid-in-capital                                         $ 456,479,604
Accumulated net realized losses
    from security transactions                           (424,148,449)
Net unrealized appreciation on investments                  4,325,659
                                                        -------------
NET ASSETS                                              $  36,656,814
                                                        =============


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              5,766,858
                                                        =============


Net asset value, offering price and redemption
    price per share                                     $        6.36
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 2003


                                                            BERKSHIRE
                                                           FOCUS FUND
INVESTMENT INCOME
---------------------------------------------------------------------
    Dividends                                          $       24,805
    Interest                                                      908
                                                        -------------
         TOTAL INVESTMENT INCOME                               25,713
                                                        -------------

EXPENSES
---------------------------------------------------------------------
    Investment advisory fees                                  467,462
    Administrative fees                                       155,820
    Interest expense                                            3,226
                                                        -------------
         TOTAL EXPENSES                                       626,508
                                                        -------------

NET INVESTMENT LOSS                                          (600,795)
---------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
---------------------------------------------------------------------
Net realized gains from security transactions               3,443,973
Net change in unrealized appreciation on investments       11,705,033
                                                         ------------

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS                                       15,149,006
                                                         ------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                        $   14,548,211
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
          For the Years Ended December 31, 2003 and December 31, 2002


                                                                      Year                Year
                                                                     Ended               Ended
                                                                  12/31/03            12/31/02
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $     (600,795)      $    (846,237)
    Net realized gains (losses) from security transactions       3,443,973         (49,694,504)
    Net change in unrealized appreciation on investments        11,705,033          11,954,232
                                                              --------------------------------
Net increase (decrease) in net assets from operations           14,548,211         (38,586,509)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                   20,948,711          31,249,035
    Payments for shares redeemed                               (21,329,303)        (41,520,820)
                                                              --------------------------------
Net decrease in net assets from capital share transactions        (380,592)        (10,271,785)
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                         14,167,619         (48,858,294)
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         22,489,195          71,347,489
                                                              --------------------------------
    End of period                                           $   36,656,814       $  22,489,195
                                                              ================================
    Undistributed net investment income:                    $            0       $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  4,025,057           4,841,345
    Shares redeemed                                             (4,154,706)         (6,606,631)
                                                              --------------------------------
    Net decrease in shares outstanding                            (129,649)         (1,765,286)
    Shares outstanding, beginning of period                      5,896,507           7,661,793
                                                              --------------------------------
    Shares outstanding, end of period                            5,766,858           5,896,507
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                  Year           Year          Year            Year           Year
                                                 Ended          Ended          Ended          Ended          Ended
                                              12/31/03       12/31/02       12/31/01       12/31/00       12/31/99

NET ASSET VALUE,
BEGINNING OF PERIOD                            $  3.81        $  9.31       $  33.45       $  39.84       $  16.44
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment loss                          (0.10)(A)      (0.14)(A)      (0.31)(A)      (0.40)(A)      (0.31)
    Net realized and unrealized gains
         (losses) on investments                  2.65          (5.36)        (23.83)         (5.99)         23.80
                                               -------------------------------------------------------------------
Total from investment operations                  2.55          (5.50)        (24.14)         (6.39)         23.49
                                               -------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00           0.00           0.00           0.00
    Distributions from net realized gains         0.00           0.00           0.00           0.00          (0.09)
                                               -------------------------------------------------------------------
Total distributions                               0.00           0.00           0.00           0.00          (0.09)
                                               -------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                                  $  6.36        $  3.81        $  9.31       $  33.45       $  39.84
==================================================================================================================


TOTAL RETURN                                    66.93%        (59.08%)       (72.17%)       (16.04%)       142.90%
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)      $  36,657      $  22,489      $  71,347     $  279,607      $  33,600

Ratio of expenses to average net assets          2.00%(E)       1.99%(D)       1.97%(C)       1.95%(B)       1.89%

Ratio of net investment loss
    to average net assets                       (1.93%)        (1.97%)        (1.89%)        (1.75%)        (1.71%)

Portfolio turnover rate                         251.1%         165.8%         222.7%         166.4%         155.5%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the year ended December 31, 2000 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 1.96%.

(C) For the year ended December 31, 2001 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 1.98%.

(D) For the year ended December 31, 2002 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.

(E) For the year ended December 31, 2003 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2003


1. Organization

The Berkshire Focus Fund (the "Fund") is a non-diversified series of The Berkshire Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.


2. Significant Accounting Policies

   The following is a summary of the Trust's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share for the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2003


Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Accounting principles generally accepted in the United States require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital. As of December 31, 2003, $600,795 has been reclassified from net investment loss to paid-in-capital.


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2003 were $76,712,823 and $77,893,182, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2003:

              Gross unrealized appreciation       $    4,400,648
              Gross unrealized depreciation           (1,064,350)
              --------------------------------------------------
              Net unrealized appreciation         $    3,336,298
              ==================================================

              Federal income tax cost             $   33,118,106

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2003


The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2003, the Fund had the following capital loss carry-forwards for tax purposes:

             Capital Loss Carryforward         Date of Expiration
             ----------------------------------------------------
                  $   10,452,456                     12/31/11
                  $   56,400,653                     12/31/10
                  $  292,752,183                     12/31/09
                  $   63,553,796                     12/31/08

4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

The Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2003, Berkshire Capital was paid an investment advisory fee of $467,462 and an administration fee of $155,820 from the Fund.


5. Beneficial Ownership Disclosure

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2003, National Financial Services Corp. and Charles Schwab & Co., Inc. were record owners of 30.85% and 26.25%, respectively of the Fund. As a record owner of more than 25% of the voting securities of a fund, there is not necessarily a presumption of control of the fund.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2003


6. Distributions to Shareholders

There were no distributions paid during the fiscal year ended December 31, 2003. The tax character of distributions paid during the fiscal years 2003 and 2002 was as follows:

                Distributions paid from:         2003    2002
                ---------------------------------------------
                     Ordinary income             $ 0     $ 0
                     Short-term capital gain       0       0
                     Long-term capital gain        0       0
                ---------------------------------------------
                Total distributions paid         $ 0     $ 0
                =============================================


As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                 $             0
Undistributed long-term capital gain (accumulated losses)        (423,159,088)
Unrealized appreciation (depreciation)                              3,336,298
-----------------------------------------------------------------------------
Total accumulated earnings (deficit)                          $  (419,822,790)
=============================================================================

The difference between the acquisition cost and the federal income tax cost of unrealized appreciation is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

                                      *
               -------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities of The Berkshire Funds (comprised of the Berkshire Focus Fund), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian and brokers as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Berkshire Funds as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.

Westlake, Ohio 44145
January 3, 2004

                                      *
                       -------------------------------
                           ADDITIONAL INFORMATION
                                  (unaudited)


Information about Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge upon request, by calling toll-free 1-877-526-0707.


INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  portfolios
                                             Term of                              in fund      Other
                                             office and    Principal              complex      directorships
                          Position(s) held   length of     occupation during      overseen     held by trustee
Name, address and age     with trust         time served   past five years        by trustee   and officer
=====================     ===============    ===========   ====================   ==========   ===============
Malcolm R. Fobes III*     Trustee,           Indefinite;   Chairman and CEO;           1       None
475 Milan Drive           President,         Since 1996    Berkshire Capital
Suite #103                Treasurer and                    Holdings, Inc.
San Jose, CA 95134        Chief Financial                  (1993-present)
Age: 39                   Officer

Ronald G. Seger, O.D.*    Trustee and        Indefinite;   Optometrist;                1       None
1150 West El Camino Real  Secretary          Since 1996    Ronald G. Seger, O.D.
Mountain View, CA 94040                                    (1989-present)
Age: 54
--------------------------------------------------------------------------------------------------------------
*Trustees who are considered "interested persons" as defined in Section 2(a)(19)
of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.




NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  portfolios
                                             Term of                              in fund
                                             office and    Principal              complex      Other
                          Position held      length of     occupation during      overseen     directorships
Name, address and age     with trust         time served   past five years        by trustee   held by trustee
=====================     ===============    ===========   ====================   ==========   ===============
Leland F. Smith            Independent       Indefinite;   Chairman and CEO;           1       None
P.O. Box 3539              Trustee           Since 1997    Elesco Ltd.*
Sunriver, OR 97707                                         (1989-present)
Age: 65

Andrew W. Broer            Independent       Indefinite;   Global Data Center          1       None
325 East Tasman Drive      Trustee           Since 1998    Manager;
San Jose, CA 95134                                         Cisco Systems, Inc.
Age: 38                                                    (1996-present)
--------------------------------------------------------------------------------------------------------------
*Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.


                                      *
                       -------------------------------
                                    NOTES

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
         (Toll-Free) 1-877-526-0707


         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer


         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134


         COUNSEL
         Thompson Hine LLP
         312 Walnut Street
         14th Floor
         Cincinnati, OH 45202


         INDEPENDENT AUDITOR
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, OH 44145


         TRANSFER AGENT
         Mutual Shareholder Services, LLC
         8869 Brecksville Road
         Suite C
         Brecksville, OH 44141


         CUSTODIAN
         U.S. Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202


         DISTRIBUTOR
         Rafferty Capital Markets, LLC
         59 Hilton Avenue
         Garden City, NY 11530


         WEBSITE
         www.berkshirefunds.com

ITEM 2. CODE OF ETHICS
        The registrant has adopted a code of ethics that applies to the regis-trant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
        The registrant's Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit comm-ittee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
        The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with stat-utory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the perfor-mance of the audit. "Tax services" refer to professional services ren-dered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

        ----------------------------------------------------------------------
                            FYE 12/31/2003   FYE 12/31/2002   # of Hours spent
                                                                 in FYE 2003
        ----------------------------------------------------------------------
        Audit Fees              $13,519          $21,142             40
        Audit-Related Fees      $   635          $   645              3
        Tax Fees                $     0          $   160              1
        All Other Fees          $     0          $     0              0
        ----------------------------------------------------------------------

        The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal account-ant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

        The following table indicates the non-audit fees billed by the regis-trant's accountant for services to the registrant and to the regis-trant's investment adviser (and any other controlling entity, etc. -not sub-adviser) for the last two years. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

        ----------------------------------------------------------------------
        Non-Audit Related Fees            FYE 12/31/2003   FYE 12/31/2002
        ----------------------------------------------------------------------
        Registrant                               $0              $160
        Registrant's Investment Adviser          $0              $  0
        ----------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
        Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
        Not applicable for periods ending before January 1, 2004.

ITEM 10.CONTROLS AND PROCEDURES

(a) The Registrant's President and Treasurer has concluded that the Regis-trant's disclosure controls and procedures (as defined in Rule 30a-3
        (c) under the Investment Company Act of 1940 (the "Act")) are eff-ective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over fin-ancial reporting (as defined in Rule 30a-3(d) under the Act) that occ-urred during the Registrant's last fiscal half-year that has material-ly affected, or is reasonably likely to materially affect, the regis-trant's internal control over financial reporting.

ITEM 11.EXHIBITS

(a)     ANY CODE OF ETHICS OR AMENDMENT THERETO.
        Filed herewith.

(b)     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF
        2002.
        Filed herewith.

(c)     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
        2002.
        Furnished herewith.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III
        --------------------
        Malcolm R. Fobes III
        President, Treasurer and Chief Financial Officer

Date: March 1, 2004


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III
        --------------------
        Malcolm R. Fobes III
        President, Treasurer and Chief Financial Officer

Date: March 1, 2004

                              THE BERKSHIRE FUNDS
                         EXHIBIT INDEX FOR FORM N-CSR
                           AS FILED ON MARCH 1, 2004

                                 EXHIBIT INDEX

A. Code of Ethics for Principal Executive
   and Senior Financial Officers................................EX.99.CODE ETH
B. Certification....................................................EX.99.CERT
C. Certification pursuant to Section 906
   of the Sarbanes-Oxley Act....................................EX.99.906.CERT